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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First National Bankshares of Florida, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary L. Tice, President and Chief Executive Officer of the Company, and Robert T. Reichert, Senior Vice President and Chief Financial Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Gary L. Tice
    ---------------
    Gary L. Tice
    President and Chief Executive Officer
    August 9, 2004

    /s/Robert T. Reichert
    ---------------------
    Robert T. Reichert
    Senior Vice President,
    Chief Financial Officer and
    Treasurer
    August 9, 2004